Exhibit 99.1

        IASIS Healthcare Announces Second Quarter 2006 Results

    FRANKLIN, Tenn.--(BUSINESS WIRE)--May 4, 2006--IASIS Healthcare(R) LLC ("IASIS LLC" or the "Company") today announced financial and operating results for the fiscal second quarter and six months ended March 31, 2006.
    Net revenue for the second quarter increased 7.1% to $418.0 million, compared with net revenue of $390.3 million for the same quarter of last year. Adjusted EBITDA for the second quarter was $58.4 million, compared with adjusted EBITDA of $59.9 million for the same prior-year period. A table describing adjusted EBITDA and reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information. Net earnings were $11.4 million for the quarter ended March 31, 2006, compared with net earnings of $15.8 million for the same prior-year period.
    Net patient revenue per adjusted admission increased 7.1% while total hospital admissions and adjusted admissions decreased 2.5% and 1.7%, respectively, for the quarter ended March 31, 2006, compared with the same prior-year period.
    Net revenue for the six months ended March 31, 2006, increased 4.9% to $797.4 million, compared with $760.2 million for the same period of last year. Adjusted EBITDA for the first half of fiscal 2006 was $97.1 million, compared with $111.5 million for the same prior-year period. Net earnings were $12.6 million for the six months ended March 31, 2006, compared with $25.8 million for the same prior-year period.
    For the six months ended March 31, 2006, excluding The Medical Center of Southeast Texas, hospital admissions and adjusted admissions decreased 1.8% and 0.4%, respectively, and net patient revenue per adjusted admission increased 4.6% compared with the same prior-year period. In September 2005, The Medical Center of Southeast Texas in Port Arthur, Texas, was damaged during Hurricane Rita, resulting in the hospital's temporary closure and a disruption of operations during the first and second quarters of 2006. Including The Medical Center of Southeast Texas, net patient revenue per adjusted admission increased 4.9% while hospital admissions and adjusted admissions decreased 2.5% and 1.7%, respectively, for the six months ended March 31, 2006, compared with the same prior-year period. The Company expects to receive insurance recoveries in future periods for certain business interruption losses at The Medical Center of Southeast Texas and is currently working with its insuror to settle claims for these losses. No proceeds from business interruption insurance have been received or recorded as of March 31, 2006.

    A listen-only simulcast and 30-day replay of IASIS LLC's fiscal second quarter conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on May 4, 2006. A copy of this press release will also be available on the Company's website.

    IASIS LLC, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS LLC owns or leases 14 acute care hospitals and one behavioral health hospital with a total of 2,199 beds in service and has total annual net revenue of approximately $1.5 billion. These hospitals are located in five regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; three cities in Texas, including San Antonio; and Las Vegas, NV. IASIS LLC also owns and operates a Medicaid managed health plan in Phoenix that serves over 112,000 members. In addition, the Company has ownership interests in three ambulatory surgery centers. For more information on IASIS LLC, please visit the Company's website at www.iasishealthcare.com.

    Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), financing needs, projections of revenue, income or loss, capital expenditures and future operations. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. Those risks and uncertainties include, among others, the risks and uncertainties related to our ability to generate sufficient cash to service our existing indebtedness, our substantial level of indebtedness that could adversely affect our financial condition, our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation that may significantly reduce government healthcare spending and our revenue, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue, our ability to recruit and retain quality physicians, our hospitals' competition for staffing which may increase our labor costs and reduce profitability, our failure to consistently enhance our hospitals with the most recent technological advances in diagnostic and surgical equipment that would adversely affect our ability to maintain and expand our markets, our failure to comply with extensive laws and government regulations, the outcome of (and expenses incurred in connection with) an ongoing OIG investigation, the possibility that we may become subject to federal and state investigations in the future, our ability to satisfy regulatory requirements with respect to our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows, the impact of certain factors, including severe weather conditions and natural disasters, on our revenue and volume trends at our hospitals, the recent hurricane activity in the regions in which we operate that may result in increased property insurance premiums and deductibles, continuing uncertainty relating to insurance claims made by us, and the total remediation costs, for the Medical Center of Southeast Texas stemming from Hurricane Rita, our ability to control costs at Health Choice, the possibility of Health Choice's contract with the Arizona Health Care Cost Containment System being discontinued or experiencing materially reduced reimbursements, the possibility that Health Choice's contract with the Centers for Medicare & Medicaid Services to become a Medicare Advantage Prescription Drug Special Needs Plan may result in reduced profitability, significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions that may disrupt our ongoing operations, difficulties with construction of our new hospital that may require unanticipated capital expenditures, the significant capital expenditures that would be involved in the construction of other new hospitals that could have an adverse effect on our liquidity, the rising costs for construction materials and labor that could have an adverse impact on the return on investment relating to our new hospital and other expansion projects, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, state efforts to regulate the sale of not-for-profit hospitals could impair our ability to acquire hospitals, our dependence on key personnel, the loss of one or more of which could have a material adverse effect on our business, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, the possibility of a decline in the fair value of our reporting units that could result in a material non-cash change to earnings and those risks, uncertainties and other matters detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005.
    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



                         IASIS HEALTHCARE LLC
           Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                           Three Months Ended     Six Months Ended
                                 March 31,             March 31,
                          --------------------- ---------------------
                             2006       2005       2006       2005
                          ---------- ---------- ---------- ----------
Net revenue:
 Acute care revenue         $318,435   $302,719   $604,862   $586,493
 Premium revenue              99,533     87,538    192,571    173,739
                          ---------- ---------- ---------- ----------
   Total net revenue         417,968    390,257    797,433    760,232

Cost and expenses:
 Salaries and benefits       118,256    112,725    231,007    219,234
 Supplies                     49,218     49,289     94,928     94,655
 Medical claims               84,240     75,433    163,429    148,768
 Rents and leases              8,833      7,991     17,343     15,850
 Other operating expenses     58,581     54,205    116,087    107,240
 Provision for bad debts      40,482     30,715     77,501     62,970
 Interest expense, net        17,781     15,685     34,938     32,074
 Depreciation and
  amortization                19,508     15,981     38,417     32,486
 Management fees               1,045        963      2,095      1,921
                          ---------- ---------- ---------- ----------
   Total costs and expenses  397,944    362,987    775,745    715,198

Earnings before loss on
 sale of assets, minority
 interests and income taxes   20,024     27,270     21,688     45,034
Loss on sale of assets, net     (125)        (9)      (130)       (82)
Minority interests              (972)    (1,141)      (670)    (2,274)
                          ---------- ---------- ---------- ----------

Earnings before
 income taxes                 18,927     26,120     20,888     42,678
Income tax expense             7,504     10,324      8,304     16,921
                          ---------- ---------- ---------- ----------

Net earnings                 $11,423    $15,796    $12,584    $25,757
                          ========== ========== ========== ==========

                         IASIS HEALTHCARE LLC
                      Consolidated Balance Sheets
                            (in thousands)

                                                 March 31,  Sept. 30,
                                                   2006       2005
                                                ---------- ----------
                                               (Unaudited)
                                ASSETS

Current assets:
 Cash and cash equivalents                         $83,385    $89,097
 Accounts receivable, net                          180,883    166,456
 Inventories                                        31,597     29,866
 Deferred income taxes                              50,192     56,003
 Prepaid expenses and other current assets          34,986     25,236
                                                ---------- ----------
   Total current assets                            381,043    366,658

Property and equipment, net                        671,074    647,596
Goodwill                                           754,375    754,375
Other intangible assets, net                        40,500     42,000
Other assets, net                                   41,457     42,095
                                                ---------- ----------
   Total assets                                 $1,888,449 $1,852,724
                                                ========== ==========

                        LIABILITIES AND EQUITY

Current liabilities:
 Accounts payable                                  $56,869    $58,684
 Salaries and benefits payable                      24,502     24,887
 Accrued interest payable                           19,366     18,489
 Medical claims payable                             73,915     60,201
 Other accrued expenses and
  other current liabilities                         43,111     30,550
 Current portion of long-term debt and
  capital lease obligations                          7,838      7,757
                                                ---------- ----------
   Total current liabilities                       225,601    200,568

Long-term debt and capital lease obligations       893,089    897,051
Deferred income taxes                               76,646     74,883
Other long-term liabilities                         33,114     36,801
Minority interest                                   30,468     26,474

Equity:
 Member's equity                                   629,531    616,947
                                                ---------- ----------
   Total liabilities and equity                 $1,888,449 $1,852,724
                                                ========== ==========

                         IASIS HEALTHCARE LLC
           Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                   Six Months Ended
                                                       March 31,
                                                ---------------------
                                                   2006       2005
                                                ---------- ----------
Cash flows from operating activities:
 Net earnings                                      $12,584    $25,757
 Adjustments to reconcile net earnings
  to net cash provided by operating activities:
   Depreciation and amortization                    38,417     32,486
   Amortization of loan costs                        1,469      3,397
   Minority interests                                  670      2,274
   Deferred income taxes                             7,574     16,148
   Loss on sale of assets                              130         82
   Changes in operating assets and liabilities:
    Accounts receivable                            (14,427)   (15,490)
    Inventories, prepaid expenses and
     other current assets                          (11,481)    (8,283)
    Accounts payable and
     other accrued liabilities                      20,987      3,685
                                                ---------- ----------
   Net cash provided by operating activities        55,923     60,056
                                                ---------- ----------

Cash flows from investing activities:
 Purchases of property and equipment               (60,232)   (75,611)
 Cash paid for acquisition                            --         (410)
 Change in other assets                               (847)       (75)
                                                ---------- ----------
   Net cash used in investing activities           (61,079)   (76,096)
                                                ---------- ----------

Cash flows from financing activities:
 Payment of debt and capital leases                 (3,881)    (7,132)
 Proceeds from borrowings                             --        2,274
 Debt financing costs incurred                        --         (487)
 Distribution of minority interests                 (1,196)    (2,354)
 Proceeds received from hospital syndications        4,521       --
                                                ---------- ----------
   Net cash used in financing activities              (556)    (7,699)
                                                ---------- ----------

Decrease in cash and cash equivalents               (5,712)   (23,739)
Cash and cash equivalents
 at beginning of period                             89,097     98,805
                                                ---------- ----------
Cash and cash equivalents at end of period         $83,385    $75,066
                                                ========== ==========

Supplemental disclosure of
 cash flow information:
  Cash paid for interest                           $34,860    $28,032
                                                ========== ==========
 Cash paid for income taxes, net                      $467     $1,881
                                                ========== ==========

Supplemental schedule of
 noncash investing activities:
  Property and equipment in accounts payable        $7,726    $14,904
                                                ========== ==========

                         IASIS HEALTHCARE LLC
                    Segment Information (Unaudited)
                            (in thousands)

                           For the Three Months Ended March 31, 2006
                          -------------------------------------------
                             Acute     Health
                             Care      Choice     Elims.      Cons.
                          ---------- ---------- ---------- ----------

Net acute care revenue      $318,435      $--        $--     $318,435
Premium revenue                 --       99,533       --       99,533
Revenue between segments       2,411       --       (2,411)      --
                          ---------- ---------- ---------- ----------
   Net revenue               320,846     99,533     (2,411)   417,968

Salaries and benefits        115,080      3,176       --      118,256
Supplies                      49,160         58       --       49,218
Medical claims                  --       86,651     (2,411)    84,240
Rents and leases               8,560        273       --        8,833
Other operating expenses      55,287      3,294       --       58,581
Provision for bad debts       40,482       --         --       40,482
                          ---------- ---------- ---------- ----------
   Adjusted EBITDA (1)        52,277      6,081       --       58,358

Interest expense, net         17,781       --         --       17,781
Depreciation and
 amortization                 18,660        848       --       19,508
Management fees                1,045       --         --        1,045
                          ---------- ---------- ---------- ----------
Earnings before loss on
 sale of assets, minority
 interests and taxes          14,791      5,233       --       20,024
Loss on sale
 of assets, net                 (125)      --         --         (125)
Minority interests              (972)      --         --         (972)
                          ---------- ---------- ---------- ----------
   Earnings before
    income taxes             $13,694     $5,233      $--      $18,927
                          ========== ========== ========== ==========
Segment assets            $1,761,309   $127,140            $1,888,449
                          ========== ==========            ==========
Goodwill                    $748,618     $5,757              $754,375
                          ========== ==========            ==========

                           For the Three Months Ended March 31, 2005
                          -------------------------------------------
                            Acute      Health
                             Care      Choice      Elims.     Cons.
                          ---------- ---------- ---------- ----------
Net acute care revenue      $302,719      $--        $--     $302,719
Premium revenue                 --       87,538       --       87,538
Revenue between segments       2,273       --       (2,273)      --
                          ---------- ---------- ---------- ----------
   Net revenue               304,992     87,538     (2,273)   390,257

Salaries and benefits        109,928      2,797       --      112,725
Supplies                      49,243         46       --       49,289
Medical claims                  --       77,706     (2,273)    75,433
Rents and leases               7,773        218       --        7,991
Other operating expenses      51,511      2,694       --       54,205
Provision for bad debts       30,715       --         --       30,715
                          ---------- ---------- ---------- ----------
   Adjusted EBITDA (1)        55,822      4,077       --       59,899

Interest expense, net         15,685       --         --       15,685
Depreciation and
 amortization                 15,120        861       --       15,981
Management fees                  963       --         --          963
                          ---------- ---------- ---------- ----------
Earnings before loss on
 sale of assets, minority
 interests and taxes          24,054      3,216       --       27,270
Loss on sale
 of assets, net                   (9)      --         --           (9)
Minority interests            (1,141)      --         --       (1,141)
                          ---------- ---------- ---------- ----------
   Earnings before
    income taxes             $22,904     $3,216      $--      $26,120
                          ========== ========== ========== ==========
Segment assets            $1,705,595    $86,460            $1,792,055
                          ========== ==========            ==========
Goodwill                    $252,204      $--                $252,204
                          ========== ==========            ==========

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on sale of assets, minority interests and management fees. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
                    Segment Information (Unaudited)
                            (in thousands)

                            For the Six Months Ended March 31, 2006
                          -------------------------------------------
                             Acute     Health
                             Care      Choice      Elims.     Cons.
                          ---------- ---------- ---------- ----------
Net acute care revenue      $604,862      $--        $--     $604,862
Premium revenue                 --      192,571       --      192,571
Revenue between segments       4,509       --       (4,509)      --
                          ---------- ---------- ---------- ----------
   Net revenue               609,371    192,571     (4,509)   797,433

Salaries and benefits        224,911      6,096       --      231,007
Supplies                      94,812        116       --       94,928
Medical claims                  --      167,938     (4,509)   163,429
Rents and leases              16,792        551       --       17,343
Other operating expenses     109,794      6,293       --      116,087
Provision for bad debts       77,501       --         --       77,501
                          ---------- ---------- ---------- ----------
   Adjusted EBITDA (1)        85,561     11,577       --       97,138

Interest expense, net         34,938       --         --       34,938
Depreciation and
 amortization                 36,731      1,686       --       38,417
Management fees                2,095       --         --        2,095
                          ---------- ---------- ---------- ----------
Earnings before loss on
 sale of assets, minority
 interests and taxes          11,797      9,891       --       21,688
Loss on sale
 of assets, net                 (130)      --         --         (130)
Minority interests              (670)      --         --         (670)
                          ---------- ---------- ---------- ----------
   Earnings before
    income taxes             $10,997     $9,891      $--      $20,888
                          ========== ========== ========== ==========
Segment assets            $1,761,309   $127,140            $1,888,449
                          ========== ==========            ==========
Capital expenditures         $60,061       $171               $60,232
                          ========== ==========            ==========
Goodwill                    $748,618     $5,757              $754,375
                          ========== ==========            ==========

                            For the Six Months Ended March 31, 2005
                          -------------------------------------------
                             Acute     Health
                             Care      Choice     Elims.      Cons.
                          ---------- ---------- ---------- ----------
Net acute care revenue      $586,493      $--        $--     $586,493
Premium revenue                 --      173,739       --      173,739
Revenue between segments       4,497       --       (4,497)      --
                          ---------- ---------- ---------- ----------
   Net revenue               590,990    173,739     (4,497)   760,232

Salaries and benefits        213,718      5,516       --      219,234
Supplies                      94,558         97       --       94,655
Medical claims                  --      153,265     (4,497)   148,768
Rents and leases              15,415        435       --       15,850
Other operating expenses     101,709      5,531       --      107,240
Provision for bad debts       62,970       --         --       62,970
                          ---------- ---------- ---------- ----------
   Adjusted EBITDA (1)       102,620      8,895       --      111,515

Interest expense, net         32,074       --         --       32,074
Depreciation and
 amortization                 30,885      1,601       --       32,486
Management fees                1,921       --         --        1,921
                          ---------- ---------- ---------- ----------
Earnings before loss on
 sale of assets, minority
 interests and taxes          37,740      7,294       --       45,034
Loss on sale
 of assets, net                  (82)      --         --          (82)
Minority interests            (2,274)      --         --       (2,274)
                          ---------- ---------- ---------- ----------
   Earnings before
    income taxes             $35,384     $7,294      $--      $42,678
                          ========== ========== ========== ==========
Segment assets            $1,705,595    $86,460            $1,792,055
                          ========== ==========            ==========
Capital expenditures         $75,410       $201                $75,611
                          ========== ==========            ==========
Goodwill                    $252,204      $--                $252,204
                          ========== ==========            ==========

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on sale of assets, minority interests and management fees. Management fees represent advisory fees to TPG, the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                         IASIS HEALTHCARE LLC
       Consolidated Financial and Operating Data (1) (Unaudited)

                           Three Months Ended      Six Months Ended
                                 March 31,             March 31,
                          --------------------- ---------------------
                             2006       2005       2006       2005
                          ---------- ---------- ---------- ----------
Consolidated Hospitals (1):
Number of hospitals
 at end of period (2)            14         15         14         15
Beds in service
 at end of period             2,199      2,232      2,199      2,232
Average length
 of stay (days)                4.69       4.49       4.60       4.42
Occupancy rates (average
 beds in service)              54.8%      52.7%      52.0%      49.3%
Admissions                   22,975     23,569     44,321     45,475
 Percentage change             (2.5)%                (2.5)%
Adjusted admissions          37,060     37,720     71,983     73,200
 Percentage change             (1.7)%                (1.7)%
Patient days                107,765    105,869    203,844    201,009
Adjusted patient days       168,334    163,501    320,154    311,987
Outpatient revenue as a %
 of gross patient revenue      35.3%      34.1%      35.7%      34.4%

(1) Consolidated financial and operating data is presented on a same facility basis for the periods presented.
(2) On April 16, 2005, the Company opened The Medical Center of Southeast Texas, its new hospital in Port Arthur, Texas. The operations of Mid-Jefferson Hospital and Park Place Medical Center moved to the new hospital. As a result, the Company currently operates 14 hospitals.

                         IASIS HEALTHCARE LLC
                 Supplemental Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                           Three Months Ended     Six Months Ended
                                 March 31,             March 31,
                          --------------------- ---------------------
                             2006       2005       2006       2005
                          ---------- ---------- ---------- ----------
Consolidated Results:
Net earnings                 $11,423    $15,796    $12,584    $25,757
Add:
 Interest expense, net        17,781     15,685     34,938     32,074
 Minority interests              972      1,141        670      2,274
 Income tax expense            7,504     10,324      8,304     16,921
 Loss on sale
  of assets, net                 125          9        130         82
 Depreciation and
  amortization                19,508     15,981     38,417     32,486
 Management fees               1,045        963      2,095      1,921
                          ---------- ---------- ---------- ----------
Adjusted EBITDA (1)          $58,358    $59,899    $97,138   $111,515
                          ========== ========== ========== ==========

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on sale of assets, minority interests and management fees. Management fees represent advisory fees to TPG, the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.




    CONTACT: IASIS Healthcare LLC, Franklin
             Investor contact:
             David R. White or W. Carl Whitmer, 615-844-2747 or
             News media contact:
             Tomi Galin, 615-467-1255